                                                                    Exhibit 10.5

                            CERTIFICATE OF AMENDMENT

                                       OF

              CERTIFICATE TO SET FORTH DESIGNATIONS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS

                                       OF

                   SERIES E 8% CONVERTIBLE PREFERRED STOCK OF

                                       OF

                             JMAR TECHNOLOGIES, INC.

                    Pursuant to Section 242 of Title 8 of the
                     General Corporation Law of the State of
                                    Delaware

      The undersigned, Ronald A. Walrod, Chief Executive Officer, and Dennis E. Valentine, Secretary, of JMAR Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") in accordance with the provisions of Section 242 thereof, DO HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting held on October 20, 2005, and duly approved by the holders of Series E Preferred Stock of the Corporation, by written consent, pursuant to Section 228 of the General Corporation Law of the State of Delaware:

            BE IT RESOLVED, that the Board of Directors of the Corporation deems it advisable to amend the Corporation's Certificate to Set Forth Designations, dated January 7, 2004, designating the Series E 8% Convertible Preferred Stock (the "Series E Certificate of Designations") as follows:

            1. Section 5 of the Certificate of Designations is hereby amended by deleting the second paragraph of subsection (b) in its entirety such that subsection (b) reads as follows in its entirety:

      "(b) The number of shares of Common Stock issuable upon conversion of each share of Series E Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder's election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the "CONVERSION PRICE").

      [Second paragraph of Section 5(b) is intentionally omitted]"

            2. Section 10 of the Certificate of Designations is hereby amended by deleting subsections (b), (c) and (d) in their entirety and inserting the following in lieu thereof:

      "(b)  [Intentionally Omitted]

      (c)   [Intentionally Omitted]

      (d)   [Intentionally Omitted]"

            3. All other provisions of the Series E Certificate of Designations shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to set forth Designations to be signed by its duly authorized officers as of October 21, 2005.

                                            JMAR TECHNOLOGIES, INC.

                                            By:  /s/ Ronald A. Walrod
                                            --------------------------------
                                            Ronald A. Walrod
                                            Chief Executive Officer

ATTEST:

By:  /s/ Dennis E. Valentine
-------------------------------------
Dennis E. Valentine
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

              CERTIFICATE TO SET FORTH DESIGNATIONS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS

                                       OF

                     SERIES F CONVERTIBLE PREFERRED STOCK OF

                                       OF

                             JMAR TECHNOLOGIES, INC.

                    Pursuant to Section 242 of Title 8 of the
                     General Corporation Law of the State of
                                    Delaware

      The undersigned, Ronald A. Walrod, Chief Executive Officer, and Dennis E. Valentine, Secretary, of JMAR Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") in accordance with the provisions of Section 242 thereof, DO HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting held on October 20, 2005, and duly approved by the holders of Series F Preferred Stock of the Corporation, by written consent, pursuant to Section 228 of the General Corporation Law of the State of Delaware:

            BE IT RESOLVED, that the Board of Directors of the Corporation deems it advisable to amend the Corporation's Certificate to Set Forth Designations, dated January 7, 2004, designating the Series F Convertible Preferred Stock (the "Series F Certificate of Designations") as follows:

            1. Section 5 of the Certificate of Designations is hereby amended by deleting the second paragraph of subsection (b) in its entirety such that subsection (b) reads as follows in its entirety:

      "(b) The number of shares of Common Stock issuable upon conversion of each share of Series F Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder's election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the "CONVERSION PRICE").

      [Second paragraph of Section 5(b) is intentionally omitted]"

            2. Section 10 of the Certificate of Designations is hereby amended by deleting subsections (b), (c) and (d) in their entirety and inserting the following in lieu thereof:

      "(b)  [Intentionally Omitted]

      (c)   [Intentionally Omitted]

      (d)   [Intentionally Omitted]"

            3. All other provisions of the Series F Certificate of Designations shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to set forth Designations to be signed by its duly authorized officers as of October 21, 2005.

                                            JMAR TECHNOLOGIES, INC.

                                            By:  /s/ Ronald A. Walrod
                                            -------------------------------
                                            Ronald A. Walrod
                                            Chief Executive Officer

ATTEST:

By:  /s/ Dennis E. Valentine
-----------------------------------
Dennis E. Valentine
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

              CERTIFICATE TO SET FORTH DESIGNATIONS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS

                                       OF

                     SERIES G CONVERTIBLE PREFERRED STOCK OF

                                       OF

                             JMAR TECHNOLOGIES, INC.

                    Pursuant to Section 242 of Title 8 of the
                     General Corporation Law of the State of
                                    Delaware

      The undersigned, Ronald A. Walrod, Chief Executive Officer, and Dennis E. Valentine, Secretary, of JMAR Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") in accordance with the provisions of Section 242 thereof, DO HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting held on October 20, 2005, and duly approved by the holders of Series G Preferred Stock of the Corporation, by written consent, pursuant to Section 228 of the General Corporation Law of the State of Delaware:

            BE IT RESOLVED, that the Board of Directors of the Corporation deems it advisable to amend the Corporation's Certificate to Set Forth Designations, dated January 7, 2004, designating the Series G Convertible Preferred Stock (the "Series G Certificate of Designations") as follows:

            1. Section 5 of the Certificate of Designations is hereby amended by deleting the second paragraph of subsection (b) in its entirety such that subsection (b) reads as follows in its entirety:

      "(b) The number of shares of Common Stock issuable upon conversion of each share of Series G Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder's election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the "CONVERSION PRICE").

      [Second paragraph of Section 5(b) is intentionally omitted]"

            2. Section 10 of the Certificate of Designations is hereby amended by deleting subsections (b), (c) and (d) in their entirety and inserting the following in lieu thereof:

      "(b)  [Intentionally Omitted]

      (c)   [Intentionally Omitted]

      (d)   [Intentionally Omitted]"

            3. All other provisions of the Series G Certificate of Designations shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to set forth Designations to be signed by its duly authorized officers as of October 21, 2005.

                                            JMAR TECHNOLOGIES, INC.

                                            By:   /s/ Ronald A. Walrod
                                            -------------------------------
                                            Ronald A. Walrod
                                            Chief Executive Officer

ATTEST:

By:  /s/ Dennis E. Valentine
----------------------------------
Dennis E. Valentine
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

              CERTIFICATE TO SET FORTH DESIGNATIONS, VOTING POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS

                                       OF

                     SERIES H CONVERTIBLE PREFERRED STOCK OF

                                       OF

                             JMAR TECHNOLOGIES, INC.

                    Pursuant to Section 242 of Title 8 of the
                     General Corporation Law of the State of
                                    Delaware

      The undersigned, Ronald A. Walrod, Chief Executive Officer, and Dennis E. Valentine, Secretary, of JMAR Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") in accordance with the provisions of Section 242 thereof, DO HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corporation at a meeting held on October 20, 2005, and duly approved by the holders of Series H Preferred Stock of the Corporation, by written consent, pursuant to Section 228 of the General Corporation Law of the State of Delaware:

            BE IT RESOLVED, that the Board of Directors of the Corporation deems it advisable to amend the Corporation's Certificate to Set Forth Designations, dated January 7, 2004, designating the Series H Convertible Preferred Stock (the "Series H Certificate of Designations") as follows:

            1. Section 5 of the Certificate of Designations is hereby amended by deleting the second paragraph of subsection (b) in its entirety such that subsection (b) reads as follows in its entirety:

      "(b) The number of shares of Common Stock issuable upon conversion of each share of Series H Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder's election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the "CONVERSION PRICE").

      [Second paragraph of Section 5(b) is intentionally omitted]"

            2. Section 10 of the Certificate of Designations is hereby amended by deleting subsections (b), (c) and (d) in their entirety and inserting the following in lieu thereof:

      "(b)  [Intentionally Omitted]

      (c)   [Intentionally Omitted]

      (d)   [Intentionally Omitted]"

            3. All other provisions of the Series H Certificate of Designations shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to set forth Designations to be signed by its duly authorized officers as of October 21, 2005.

                                            JMAR TECHNOLOGIES, INC.

                                            By:  /s/ Ronald A. Walrod
                                            -------------------------------
                                            Ronald A. Walrod
                                            Chief Executive Officer

ATTEST:

By:  /s/ Dennis E. Valentine
--------------------------------
Dennis E. Valentine
Secretary